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                                                                   EXHIBIT 10.20


                       UNIT PURCHASE AND AGENCY AGREEMENT

                                 By and Between

                           iLinc Communications, Inc.,
                             a Delaware Corporation

                                       and

                            Cerberus Financial, Inc.,
                             an Arizona Corporation

                  Acting for the Benefit of Certain Noteholders

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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Article 1. RECITALS...........................................................1

         1.1      Purchase of Units...........................................1

         1.2      Agency Duties...............................................1

Article 2. DEFINITIONS; INTERPRETATION........................................1

         2.1      Definitions.................................................1

         2.2      Accounting Principles.......................................4

Article 3. ISSUE, DESCRIPTION, EXECUTION, REGISTRATION
           AND EXCHANGE OF NOTES..............................................5

         3.1      Amount and Issue of Notes...................................5

         3.2      Form of Notes...............................................5

         3.3      Denominations and Date of Notes.............................5

         3.4      Execution of Notes..........................................5

         3.5      Registration, Exchange and
                  Registration of Transfer of Notes...........................5

         3.6      Mutilated, Destroyed, Lost or Stolen Notes..................6

         3.7      Cancellation of Notes; Acquisition of Notes by the
                  Company.....................................................6

         3.8      Persons Entitled to Interest Payments.......................7

         3.9      Benefits of Provisions of This Agreement....................7

Article 4. REDEMPTION.........................................................7

         4.1      Redemption Generally........................................7

         4.2      Optional Redemption.........................................7

         4.3      Change of Control Redemption................................8

Article 5. PAYMENT OF PRINCIPAL AND INTEREST..................................8

         5.1      Date for Payment of Principal and Interest..................8

         5.2      Interest Payable on Notes...................................8

         5.3      Paying Agent................................................8

         5.4      Application of Payment......................................8

Article 6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY......................9

         6.1      Organization, Good Standing, and Qualification..............9

         6.2      Authorization...............................................9

         6.3      Capitalization..............................................9

         6.4      Compliance with Laws........................................9

         6.5      Taxes.......................................................9

         6.6      Intellectual Property.......................................9

         6.7      SEC Reports and Financial Statements.......................10

         6.8      Litigation.................................................11

         6.9      Governmental Authorizations and Regulations................11

         6.10     No Untrue Statements.......................................11

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Article 7. COVENANTS OF THE COMPANY..........................................11

         7.1      Maintenance of Office; Operation of Business...............11

         7.2      Compliance with Laws and Regulations;
                  Licenses and Permits; No Violation.........................12

         7.3      Appointment to Fill a Vacancy in Office of Note Agent......12

         7.4      Further Instruments and Acts...............................12

         7.5      Payment of Notes...........................................12

         7.6      Compliance Certificates and Annual Reports.................12

         7.7      Corporate Existence........................................13

         7.8      Waiver of Stay, Extension or Usury Laws....................13

         7.9      Maintenance of Properties and Insurance....................13

         7.10     Sale of Assets; Consolidation; Equity; Merger..............13

         7.11     Limitation on Incurrence of Additional Indebtedness........14

         7.12     Restricted Payments........................................14

         7.13     Limitations on Payment Restrictions
                  Affecting Subsidiaries.....................................14

         7.14     Loans, Acquisitions and Guaranties.........................14

         7.15     Issuance of Stock; Change in Ownership
                  or Control.................................................14

         7.16     Payment on or Modification of Subordinated
                  Indebtedness...............................................14

         7.17     Limitations on Pledge of Capital Stock of
                  Company or Subsidiaries....................................15

Article 8. NOTEHOLDER'S LIST.................................................15

         8.1      Noteholders' List..........................................15

         8.2      Preservation and Disclosure of List........................15

Article 9. REMEDIES OF THE NOTE AGENT AND THE NOTEHOLDERS
           IN EVENT OF DEFAULT...............................................15

         9.1      Events of Default..........................................15

         9.2      Payment of Notes on Default; Suit Therefor.................16

         9.3      Application of Moneys Collected by Note Agent..............17

         9.4      Proceedings by Noteholders.................................18

         9.5      Proceedings by Note Agent..................................18

         9.6      Remedies Cumulative and Continuing.........................18

         9.7      Direction of Proceedings and Waiver of
                  Defaults by Majority of Noteholders........................19

         9.8      Notice of Defaults.........................................19

         9.9      Undertaking to Pay Costs...................................19

         9.10     Default on Indebtedness....................................19

Article 10. NOTE AGENT.......................................................19

         10.1     Duties and Liabilities of Note Agent.......................19

         10.2     Reliance on Documents, Opinions, Etc.......................21

         10.3     No Responsibility for Recitals; etc........................22

         10.4     Moneys to be Held in Trust.................................22

         10.5     Compensation of Note Agent.................................22

         10.6     Expenses of Note Agent.....................................22

         10.7     Resignation or Removal of Note Agent.......................22

         10.8     Acceptance by Successor Note Agent.........................23

Article 11. ACTS OF NOTEHOLDERS; EVIDENCE OF OWNERSHIP OF NOTES..............23

         11.1     Acts of Noteholders........................................23

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         11.2     Ownership of Notes.........................................23

         11.3     Action Taken by the Noteholders............................23

Article 12. registration rights..............................................24

         12.1     Required Registration.......................................24

         12.2     Incidental Registration....................................25

         12.3     Registration Procedures....................................25

         12.4     Expenses...................................................27

         12.5     Information by Holder......................................27

         12.6     Indemnification and Contribution...........................27

         12.7     Changes in Common Stock or Preferred Shares................29

         12.8     Damages....................................................30

Article 13. AMENDMENTS AND SUPPLEMENTS.......................................30

         13.1     Amendments and Supplements Without Noteholders'
                  Consent....................................................30

         13.2     Amendments With Noteholders'
                  Consent....................................................30

         13.3     Note Agent Authorized to Join Amendments; Reliance on
                  Counsel....................................................30

Article 14. SATISFACTION AND DISCHARGE OF AGREEMENT; UNCLAIMED
            MONIES...........................................................30

         14.1     Discharge of Agreement.....................................30

         14.2     Deposited Moneys to be Held in
                  Trust by the Note Agent....................................30

         14.3     Unclaimed Moneys...........................................30

Article 15. NO REGISTRATION OF NOTES;
            RESTRICTIONS ON TRANSFERABILITY..................................31


Article 16. MISCELLANEOUS PROVISIONS.........................................31

         16.1     Provisions Binding on the Company's
                  Successors.................................................31

         16.2     Addresses for Notice.......................................31

         16.3     Representations and Warranties.............................31

         16.4     Governing Law..............................................31

         16.5     Effect of Invalidity of Provisions.........................31

         16.6     Table of Contents and Headings.............................32

         16.7     Execution in Counterparts..................................32


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                       UNIT PURCHASE AND AGENCY AGREEMENT

This Unit Purchase and Agency Agreement ("AGREEMENT") dated as of April 19, 2004, is made by and between iLinc Communications, Inc., a Delaware corporation ("COMPANY"), and Cerberus Financial, Inc., an Arizona corporation ("NOTE AGENT"), acting for the equal and ratable benefit of and on behalf of certain Noteholders identified in Schedule 1 attached hereto.

                                   ARTICLE 1.
                                    RECITALS

         1.1 PURCHASE OF UNITS. The Company is offering in a private placement transaction that is exempt from registration (the "Offering") up to 60 units (the "Units") that will provide gross proceeds to the Company of $3,000,000; with the total units consisting of $2,250,000 in notes (more fully described herein) and $750,000 of the Company's common stock (the "Stock"). Each unit will cost the purchaser of the unit $50,000 and will entitle the Purchaser to: (i) a Note with a principal balance of $37,500, and (ii) $12,500 of the Company's common stock. The Offering and number of units sold may be increased in the sole discretion of the Company by 20 Units to a total of 80 Units thereby providing gross proceeds of $4,000,000 (with the total of all units then consisting of $3,000,000 in Notes and $1,000,000 of common stock).

         1.2 AGENCY DUTIES. This Agreement provides the terms and conditions upon which the Notes are to be authenticated, issued, delivered, registered, and transferred, the terms upon which the Note Agent will act as note registrar and paying agent with respect to the Notes, and the terms upon which the Note Agent will act as the agent of the Noteholders in the collection of amounts due under the Notes if an Event of Default occurs and in the enforcement of the rights of the Noteholders pursuant to this Agreement and the Notes.

                                   ARTICLE 2.
                           DEFINITIONS; INTERPRETATION

         2.1 Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         AGREEMENT means this Unit Purchase and Agency Agreement, as may be amended by mutual written consent and in force from time to time.

         AUTHORIZED DENOMINATIONS means minimum principal amounts of $18,750 and integral multiples of $3,750 in excess of $18,750.

         BOARD OF DIRECTORS means, with respect to the Company, the Board of Directors of such the Company or any committee of the Board of Directors of the Company duly authorized to act on behalf of the Board of Directors.

         BUSINESS DAY means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in Arizona are authorized or obligated by law or executive order to be closed.

         CAPITAL STOCK means, with respect to the Company any and all classes of common stock of the Company.

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         CAPITALIZED LEASE OBLIGATIONS of the Company means the obligations of the Company to pay rent or other amounts under a lease of property, real or personal, that is appropriately capitalized for financial reporting purposes in accordance with GAAP.

         CHANGE OF CONTROL means any event or series of events by which (i) any "person" (as such term is used in SECTIONS 13(d) and 14(d) of the Securities Exchange Act of 1934) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13-d5 under the Exchange Act) of 50% or more of the total voting power of the voting stock of the Company; (ii) the Company consolidates with or merges with or into another entity or any entity consolidates with, or merges with or into the Company, in any such event pursuant to a transaction in which the outstanding voting stock of the Company is changed into or exchanged for cash, securities or other property, other than any such transaction where the outstanding voting stock of the Company is changed into or exchanged for voting stock of the surviving corporation and the holders of the voting stock of the Company immediately prior to such transaction own, directly or indirectly, not less than a majority of the voting stock of the surviving corporation immediately after such transaction; or (iii) the stockholders of the Company approve any plan of liquidation or dissolution of the Company.

         CLOSING means any closing of the Offering and the issuance and sale of the Units.

         CLOSING DATE has the meaning set forth in SECTION 3.1(b).

         COMPANY means iLinc Communications, Inc. and its successors or assigns in accordance with the terms of this Agreement.

         DEFAULT means any event which is, or after notice or passage of time would be, an Event of Default, after notice as provided herein and failure to cure such default provided such cure is permitted.

         DISCLOSURE DOCUMENT means that certain Confidential Private Placement Memorandum of the Company dated March 19, 2004, as it may be amended or supplemented from time to time.

         ERISA means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time.

         EVENT OF DEFAULT means one of the events listed as such in Section 9.1.

         EXCHANGE ACT means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, in each case as in effect from time to time.

         GAAP means generally accepted accounting principles as in effect in the United States of America from time to time.

         HOLDER or NOTEHOLDER means a Person in whose name a Note is registered on the books of the Company.

         INDEBTEDNESS means, without duplication, with respect to the Company,
(i) all obligations of the Company (A) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of the Company or only to a portion thereof), (B) evidenced by bonds, notes, debentures or similar instruments, (C) representing the balance deferred and unpaid of the purchase price of any property or services (other than accounts payable or other obligations arising in the ordinary course of business), (D) evidenced by bankers' acceptances or similar instruments issued or accepted by banks, (E) for

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the payment of money relating to a Capitalized Lease Obligation, or (F)
evidenced by a letter of credit or a reimbursement obligation of the Company with respect to any letter of credit; (ii) all net obligations of the Company under interest swap obligations and foreign currency hedges; (iii) all liabilities of others of the kind described in the preceding clauses (i) or (ii) that the Company has guaranteed or that are otherwise its legal liability; (iv) Indebtedness (as otherwise defined in this definition) of another Person secured by a Lien on any asset of the Company, whether or not such Indebtedness is assumed by the Company, the amount of such obligations being deemed to be the lesser of (A) the full amount of such obligations so secured, and (B) the fair market value of such asset, as determined in good faith by the Board of Directors of the Company, which determination shall be evidenced by a resolution of the Board of Directors of the Company; and (v) any and all deferrals, renewals, extensions, refinancings and refundings (whether direct or indirect) of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (i), (ii), (iii), or (iv) or this clause (v), whether or not between or among the same parties.

         INTEREST means the interest rate per annum on the unpaid principal balance of the Notes set forth in Section 3.1(a).

         INTEREST PAYMENT DATES means the 15th day of January, April, July and October during the term of the Notes, commencing July 15, 2004; provided, however, if such date is not a Business Day, the Interest Payment Date shall be the immediately preceding Business Day.

         ISSUE DATE means the date on which the Notes are originally issued under this Agreement.

         LIEN means, with respect to the Company, any mortgage, pledge, lien, encumbrance, affecting title or resulting in an encumbrance against property of the Company, or a security interest arising under the Uniform Commercial Code of any kind (including any conditional sale or other title retention agreement securing obligations of the Company, and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statute or statutes) of any jurisdiction).

         MATURITY DATE means July 15, 2007, which is the date on which the Notes become due and payable in full pursuant to the terms of this Agreement.

         NOTE AGENT means Cerberus Financial, Inc., and any successor appointed pursuant to this Agreement.

         NOTES means the 10% Senior Notes due July 15, 2007 issued pursuant to the purchase of Units in accordance with this Agreement, which Notes are unsecured Senior Indebtedness of the Company.

         OSHA means the Occupational Safety and Health Act, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time.

         OFFERING means the offering of Notes to be issued hereunder pursuant to the Disclosure Document.

         OFFICE has the meaning set forth in Section 7.1(a).

         OFFICER means, the CEO, the President, any Sr. Vice President, the Chief Financial Officer or the Secretary of the Company.

         OFFICERS' CERTIFICATE means a certificate signed by two Officers or by an Officer and the Secretary of the Company.

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         OPINION OF COUNSEL means a written opinion, in form and substance reasonably acceptable to the Note Agent or other party receiving such opinion, from legal counsel who is reasonably acceptable to the Note Agent or other party receiving such opinion. Such counsel may be an employee of or counsel to the Company or the Note Agent.

         PERSON means any individual, corporation, limited liability company, partnership, joint venture, trust, estate, unincorporated organization, or government or any agency or political subdivision thereof.

         PLACEMENT AGENCY AGREEMENT means the Placement Agency Agreement dated March 19, 2004 between the Company and the Placement Agent.

         PLACEMENT AGENT means Peacock, Hislop, Staley & Given, Inc., an Arizona corporation.

         PRINCIPAL BUSINESS means the business of the Company, specifically providing Web conferencing, virtual classroom and Web collaboration software and services more fully described in the Disclosure Document.

         RECORD DATE means with respect to any Interest payment, the last Business Day of the calendar month preceding each Interest Payment Date.

         REFERENCE PERIOD means, with respect to the Company, the four full fiscal quarters ended immediately preceding any date upon which any determination is to be made pursuant to the terms of the Notes or this Agreement.

         REGISTRABLE SECURITIES shall mean (i) the Stock, and (ii) shares of Common Stock issued or issuable with respect to the Stock upon an adjustment for stock splits, stock dividends and similar events.

         RESTRICTED PAYMENT means, with respect to the Company, any of the following: (i) any dividend or other distribution in cash or property to the holders of the Company's Capital Stock; or (ii) the purchase, redemption or other acquisition or retirement for in cash or property of any Capital Stock or preferred stock or any option, warrant, or other right to acquire shares of Capital Stock of the Company or any of its Subsidiaries.

         SENIOR INDEBTEDNESS means any indebtedness of the Company which is senior in right of payment to or pari passu with the Notes.
s
         SUBORDINATED INDEBTEDNESS means any Indebtedness of the Company (whether outstanding on the date hereof or hereafter incurred), which is contractually or by operation of law subordinate or junior in right of payment and priority to the Notes including, without limitation, the Subordinated Indebtedness set forth on EXHIBIT B attached hereto.

         SECURITIES ACT means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, in each case as in effect from time to time.

         SUBSIDIARIES OR SUBSIDIARY means all or any of the subsidiaries as are identified now or hereafter in the audited financial statements of the Company.

         2.2 ACCOUNTING PRINCIPLES. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with GAAP, to

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the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

                                   ARTICLE 3.
        ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

         3.1 AMOUNT AND ISSUE OF NOTES.

         (a) If the conditions to the Closing set forth in the Placement Agency Agreement shall have been satisfied, a Note shall be issued to each of the Purchasers in accordance with the terms of the Disclosure Document and subscription agreement and delivered to the Note Agent at the Closing. The Note Agent shall authenticate and deliver such Notes to the Noteholders. The Notes shall bear interest from their date of issue at the rate of ten percent (10.0%) per annum, payable as provided in ARTICLE 5.

         (b) Delivery of the Notes will be made through the Note Agent upon completion of the Offering, against payment therefor, by the Noteholders to the Company, in current and immediately available funds in the amount of 100% of the principal amount thereof, less commissions and expenses payable to the Placement Agent and less certain other expenses payable by the Company in connection with the Offering on the Business Day specified by the Company, but not less than three (3) Business Days prior written notice to the Note Agent ("CLOSING DATE").

         3.2 FORM OF NOTES. The Notes and the Note Agent's Certificate of Authentication to be borne by or attached to the Notes shall be in the form of Note attached as Exhibit "A" to this Agreement. Any of the Notes may have printed thereon such legends or endorsements as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant to such laws.

         3.3 DENOMINATIONS AND DATE OF NOTES. The Notes shall be issued in Authorized Denominations, and shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the Company may determine with the approval of the Note Agent. The Notes shall be dated as of the Issue Date, except that any Note issued upon the transfer, exchange or substitution of another Note shall be dated the date of its authentication.

         3.4 EXECUTION OF NOTES. The Notes shall be signed (manually or in facsimile) in the name of or on behalf of the Company by an authorized Officer.

         3.5      REGISTRATION, EXCHANGE AND REGISTRATION OF TRANSFER OF NOTES.

         (a) The Note Agent will keep a register or registers in which it will register all Notes. The Note Agent will serve as its own registrar and paying agent for the Notes.

         (b) Subject to the restrictions on transferability of the Notes pursuant to Article 15, upon surrender for registration of transfer of any Note, the Company shall execute and deliver, in the name of the transferee or transferees, a new Note or Notes for with an appropriate principal amount taking into account any prepayments of principal thereof.

         (c) Notes to be exchanged shall be surrendered at the office of the Note Agent who will cause the Company to execute and deliver in exchange therefor the Note or Notes that the Noteholder making the exchange shall be entitled to receive, bearing serial numbers not previously issued.

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         (d) All Notes presented for registration of transfer, exchange or payment shall, if so required by the Company, be duly endorsed by or be accompanied by a written instrument or instruments of transfer in form reasonably satisfactory to the Company, duly executed by the registered Noteholder or by his, her or its duly authorized attorney.

         (e) Upon exchange or registration of transfer the Company may require payment of a sum sufficient to cover any tax, or other governmental charge, legal fees, agent fees or accounting charges that may be imposed or incurred by the Company in relation thereto and any other expenses connected therewith.

         3.6 MUTILATED, DESTROYED, LOST OR STOLEN NOTES.

         (a) If any Note shall become mutilated or be destroyed, lost or stolen, the Company shall, upon the written request of the Holder thereof, execute and deliver a new Note, bearing a serial number not previously issued, in exchange and substitution for the mutilated Note or in lieu of and substitution for the Note destroyed, lost or stolen; provided, however, that the Company shall not be obligated to execute and deliver a new Note unless, (i) in every case, the applicant requesting a substituted Note shall furnish to the Company such security or indemnity as may be reasonably required by the Company to save it harmless, and (ii) in every case of destruction, loss or theft, such applicant shall also furnish to the Company evidence reasonably satisfactory to it of the destruction, loss or theft of such Note and of the ownership thereof.

         (b) Upon the issuance of any substituted Note, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge, legal fees, agent fees or auditing fees that may be incurred by the Company or imposed in relation thereto and any other expenses connected therewith, including, without limitation, counsel fees of the Note Agent, and in addition a further sum not exceeding $100 for each Note so issued in substitution. In case any Note that has matured or is about to mature shall have become mutilated or be destroyed, lost or stolen, the Company may, with the consent of the applicant, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof, except in the case of a mutilated Note), if the applicant for such payment shall furnish the Company with such security or indemnity as it may reasonably require to save it harmless and, in case of destruction, loss or theft, evidence reasonably satisfactory to the Company of the destruction, loss or theft of such Note and of the ownership thereof. Every substituted Note issued pursuant to the provisions of this SECTION 3.6 by virtue of the fact that any Note is destroyed, lost or stolen, shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all of the benefits of this Agreement equally and proportionately with any and all other Notes duly issued hereunder. All Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights and remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         3.7 Cancellation of Notes; Acquisition of Notes by the Company. All Notes surrendered for the purpose of payment, redemption, exchange or registration of transfer shall be delivered to the Company for cancellation and the Company shall cancel such Notes and all Notes that have been surrendered directly to the Company for cancellation, and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall indicate clearly on the face and on each and every page of such canceled Notes the fact that such Notes are canceled. If the Company shall acquire any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Notes, unless and until the same are canceled, and the Company shall not be entitled to vote

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or participate in directing the activities of the Note Agent pursuant to this
Agreement with respect to any such acquired Notes.

         3.8 PERSONS ENTITLED TO INTEREST PAYMENTS. The person in whose name a
Note is registered at the close of business on any Record Date with respect to any Interest Payment Date shall be entitled to receive any Interest payable with respect to that Note on the Interest Payment Date next following such Record Date, notwithstanding the cancellation of such Note upon any registration of transfer or exchange thereof subsequent to such Record Date and prior to such Interest Payment Date. The Holder of any Note issued upon the transfer, exchange or substitution of another Note shall only be entitled to receive Interest payable with respect to that Note from and after the Interest Payment Date next following the first Record Date occurring after the issuance of that Note.

         3.9 BENEFITS OF PROVISIONS OF THIS AGREEMENT. Nothing in this Agreement or in the Notes, expressed or implied, shall give or be construed to give the Company, other than the parties thereto and the Noteholders, any legal or equitable right, remedy or claim under or in respect of this Agreement, or under any covenant, condition or provision herein contained, all the covenants, conditions and provisions contained in this Agreement or in the Notes being for the sole benefit of the parties hereto and the Noteholders.

                                   ARTICLE 4.
                                   REDEMPTION

         4.1 REDEMPTION GENERALLY. No redemption of the Notes shall be made, except to the extent and in the manner provided in this Agreement.

         4.2 OPTIONAL REDEMPTION.

         (a) The Notes are redeemable, in whole or in part, at the option of the Company, at any time on or after July 15, 2005 by payment by the Company of a sum that represents payment of principal of the Notes or portion thereof or accrued and unpaid interest thereon, if any, to the date of such payment.

         (b) The Company shall give written notice of its intent to prepay any portion of the Notes to the Note Agent, not less than thirty (30) days nor more than sixty (60) days before the date fixed for such pre-payment. Such notice shall state (i) the date of redemption; (ii) the total amount of principal to be redeemed on the redemption date and that, after the redemption date, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion will be issued; and (iii) the estimated accrued interest applicable to such payment. The Notes called for redemption must be surrendered to the Company at the address specified in the notice to collect the redemption price and the accrued interest thereon. Unless the Company Defaults in the payment of the redemption price or accrued interest on Notes called for redemption ceases to accrue interest and the only remaining right of the Holders is to receive payment of the redemption prices upon surrender of the Notes to the Company.

         (c) If less than all of the balance of the Notes then outstanding are to be called for redemption, then upon notice of the Company's intention to redeem pursuant to SECTION 4.2(b) hereof, the Holders shall forthwith surrender their Notes to the Company (i) for payment of the principal amount called for redemption (including accrued and unpaid interest thereon, if any, to the date of redemption) and (ii) exchange for a new Note of the aggregate principal amount of the unredeemed balance with like maturity and interest rate. New Notes representing the unredeemed balance of the principal amount of such Notes shall be issued to the Holders thereof, without charge. If the Holder of any Note shall fail to present such Note for payment and exchange to the extent of the principal amount called for redemption (and to that extent only), interest shall cease to accrue on the portion of the principal amount of such Notes called for

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redemption on and after the redemption date, and such Notes shall not be entitled to the benefit of this Agreement to the extent of the portion of their principal amounts (and accrued and unpaid interest thereon, if any, to the date of redemption) called for redemption.

         (d) If less than all of the total principal balance of the Notes then outstanding are to be called for redemption, the Note Agent shall select the particular Notes or portions thereof to be redeemed pro rata, by lot or by any other method that the Note Agent considers fair and appropriate.

         4.3 CHANGE OF CONTROL REDEMPTION.

         (a) In the event that a Change of Control shall occur, the Company will give written notice ("COMPANY NOTICE") thereof to the Noteholders. The Company Notice shall be delivered no later than three (3) Business Days following the occurrence of any Change of Control. The Company Notice shall (i) describe the facts and circumstances of such Change of Control in reasonable detail; (ii) make reference to this SECTION 4.3 and the right of the Noteholders to require payment on the terms and conditions provided for in this SECTION 4.3; and (iii) offer in writing to redeem the outstanding Notes for a redemption price ("REDEMPTION PRICE") equal to 100% of the principal amount of the Notes, plus accrued interest to the date of redemption. Each Noteholder shall have the right to accept such offer and require redemption of the Notes held by the Noteholder by written notice to the Company ("NOTEHOLDER NOTICE") within thirty (30) days following receipt of the Company Notice specifying a date for redemption ("REDEMPTION DATE") which Redemption Date shall not be later than three (3) Business Days after the date of the Noteholder Notice. The Company shall on each Redemption Date pay the redemption price with accrued interest to the Redemption Date.

         (b) Without limiting the foregoing, notwithstanding the failure on the part of the Company to give the Company Notice herein required as a result of the occurrence of a Change of Control, each Noteholder shall have the right to require the Company to redeem such Noteholder's Note for the Redemption Price within thirty (30) days after such Noteholder has actual knowledge of any Change of Control. In such event, the Company shall redeem such Noteholder's Note on the date designated in the Noteholder's Notice delivered by such Noteholder.

                                   ARTICLE 5.
                        PAYMENT OF PRINCIPAL AND INTEREST

         5.1 DATE FOR PAYMENT OF PRINCIPAL AND INTEREST. Interest shall be payable on the Interest Payment Dates and on the Maturity Date; and principal shall be payable on the Maturity Date.

         5.2 INTEREST PAYABLE ON NOTES. The Company shall pay the Interest on the unpaid principal balance of the Notes as provided herein.

         5.3 PAYING AGENT. The Note Agent shall serve as paying agent for the Notes and shall make all payments pursuant to the Notes and this Agreement to the Holders when due, but only as received in advance from the Company.

         5.4 APPLICATION OF PAYMENT. All payments received shall be applied to the payment of the Notes in the following order of priority: first, to the payment of accrued interest, and second, to the payment of principal then due.

                                   ARTICLE 6.
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company on the Closing Date hereby represents and warrants as follows:

         6.1 ORGANIZATION, GOOD STANDING, AND QUALIFICATION. The Company is a Delaware corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware and has all requisite power and authority to own or lease and operate its properties and assets and to carry on its business as now conducted.

         6.2 AUTHORIZATION. The Company has the power and authority to enter into this Agreement and to perform all of its obligations hereunder. The execution, delivery, and performance of this Agreement by the Company has been duly authorized by all necessary actions, and this Agreement constitutes a legal, valid, binding, and enforceable obligation of the Company except as such may be limited by bankruptcy, insolvency, reorganization, assignment, moratorium, or other similar laws relating to or affecting the rights of creditors generally. No consent, approval, authorization, or order of any court or governmental agency is required to execute, delivery and perform this Agreement. The issuance of the Notes and the Stock has been duly authorized and, when the Notes are executed and delivered and paid for in accordance with the terms of this Agreement, the Notes will be valid and binding obligations of the Company, enforceable in accordance with their terms.

         6.3 CAPITALIZATION. The authorized capital stock of the Company consists of (a) 100,000,000 shares of Common Stock, par value $.001 per share, and (b) 10,000,000 shares of Preferred Stock, par value $.001 per share, of which 17,665,647 shares of common stock (net of all treasury stock) and 150,000 shares of preferred stock are issued and outstanding. All of the issued and outstanding shares of stock have been duly authorized and are validly issued, fully paid and nonassessable.

         6.4 COMPLIANCE WITH LAWS. Except as set forth in the Disclosure Document, the Company has at all times complied and is in compliance in all material respects with all laws applicable to the Company and its assets, properties, operations and businesses, which failure or default would materially adversely affect the business, properties, operations, or financial condition of the Company (a "Material Adverse Effect").

         6.5 TAXES. Except as set forth in the Disclosure Document, all taxes owed by the Company (whether or not shown on any tax return) have been paid, and the Company has adequately provided for liability for current taxes not yet due and payable on its books and records.

         6.6 INTELLECTUAL PROPERTY.

         (a) Except as set forth in the Disclosure Document, all patents, trademark or service mark registrations, copyright registrations and applications therefor (collectively, "INTELLECTUAL PROPERTY") necessary to conduct the Company's business, and all such Intellectual Property is valid, in full force, and has been properly maintained and, if applicable, renewed in accordance with the laws of any relevant jurisdictions. Except as set forth in the Disclosure Document, none of the Intellectual Property has been or is now involved in any opposition, invalidation or cancellation proceeding, and no such action is threatened.

         (b) The Company owns or possesses adequate, enforceable and transferable licenses or other rights to use, without payment, all Intellectual Property now used or employed in the Company's business, and (ii) the transactions contemplated by this Agreement will not have a material adverse effect on the rights of the Company in the Intellectual Property.

         (c) The right, title and interest of the Company in and to the Intellectual Property are freely assignable and not subject to liens of any other person or entity (in whole or in part) and are adequate and sufficient to permit the Company to conduct its business as presently being conducted.

         (d) No action is presently planned or pending against any person to protect or enforce any right or interest of the Company thereof in and to the Intellectual Property.

         (e) No other person has infringed, violated, conflicted or interfered with or is infringing, violating, conflicting with or interfering with, or is engaged in any activity which would constitute a misappropriation of, any of the rights or interest of the Company in and to any of the Intellectual Property or any contract rights of any third party, (ii) the rendering by the Company of their services and uses of the Intellectual Property does not infringe, violate, conflict with or interfere with the patent, copyright, trademark, service mark, trade secret, trade name or other intellectual property or proprietary right of any third party, and (iii) the Company has not received any notice or any threat of claim that the Intellectual Property infringes, violates, conflicts with or interferes with any proprietary right of any other person.

         6.7 SEC REPORTS AND FINANCIAL STATEMENTS.

         (a) The Company has filed on a timely basis with the SEC all forms, reports, schedules, registration statements, definitive proxy statements and other documents (as they have been amended since the time of their filing, and including any documents filed as exhibits thereto, collectively, the "SEC REPORTS") required to be filed by the Company with the SEC since January 1, 2001, except that late filing of that certain Form 8-K related to the acquisition transaction with Quisic Corporation, or any proper extensions permitted by the Securities Laws. As of their respective dates and for the periods reflected therein, the SEC Reports (including, without limitation, any financial statements or schedules included or incorporated by reference therein) complied in all material respects with the requirements of the Exchange Act or the Securities Act, and the rules and regulations of the SEC promulgated thereunder applicable, as the case may be, to such SEC Reports, and none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         (b) The consolidated balance sheets as of March 31, 2003 and March 31, 2002 and the related consolidated statements of income, shareholders' equity and cash flows for each of the three years in the period ended March 31, 2003 (including the related notes and schedules thereto) of the Company contained in the Company's Form 10-K for the year ended March 31, 2003 included in the SEC Reports present fairly, in all material respects, the consolidated financial position and the consolidated results of operations and cash flows of the Company and its consolidated subsidiaries as of the dates or for the periods presented therein in conformity with GAAP applied on a consistent basis during the periods involved except as otherwise noted therein.

         (c) The Company's unaudited consolidated balance sheet as of December 31, 2003 and the related consolidated statements of income, shareholders' equity and cash flows for the three months and nine months then ended, as applicable (collectively, the "MOST RECENT FINANCIAL STATEMENTS"), contained in the Company's Form 10-Q for the fiscal quarter ended December 31, 2003 present fairly, in all material respects (subject to normal year-end adjustments that will not be material), the consolidated financial position and the consolidated results of operations and cash flows of the Company and its consolidated subsidiaries as of the date or for the periods presented therein in conformity with GAAP applied on a consistent basis during the periods involved except as otherwise noted therein.

         6.8 LITIGATION. Except as set forth in the Disclosure Document, the SEC Reports set forth each instance in which the Company (a) is subject to any outstanding injunction, judgment, order, decree, ruling or charge or (b) is a party to any action, suit, proceeding, hearing or investigation of, in or before any governmental or regulatory authority or before any arbitrator, is threatened to be made a party to any action, suit, proceeding, hearing or investigation of, in or before any governmental or regulatory authority or before any arbitrator.

         6.9 GOVERNMENTAL AUTHORIZATIONS AND REGULATIONS. The Company holds all permits necessary to the conduct of its business. Such permits are valid, binding and in full force and effect and the Company is in compliance with the terms thereof. The Company has received no notice that any governmental or regulatory authority intends to cancel, terminate or not renew any such permit.

         6.10 NO UNTRUE STATEMENTS. The representations and warranties contained in this Agreement, and the statements contained in the Disclosure Document, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statement herein or therein, in the light of the circumstances under which they were made, not misleading.

                                   ARTICLE 7.
                            COVENANTS OF THE COMPANY

         7.1 MAINTENANCE OF OFFICE; OPERATION OF BUSINESS. The Company covenants and agrees that, so long as any of the Notes remain outstanding, it will:

         (a) Maintain an office or agency where Notes may be presented for registration, registration of transfer, exchange and payment as in this Agreement provided, and where notices and demands to or upon the Company in respect of the Notes and this Agreement may be served ("OFFICE"). The principal office of the Company is currently located at 2999 North 44th Street, Suite 650, Phoenix, Arizona 85018, or such other place as the Company may hereafter designate by notice to the Note Agent and to the Noteholders, shall be such Office.

         (b) Promptly pay and discharge, or cause to be paid and discharged, all taxes, assessments and governmental charges or levies imposed upon the Company, any of its Subsidiaries, or upon any of their respective assets, or upon any part thereof; provided, however, that the Company shall not be required to pay and discharge or cause to be paid and discharged any such tax, assessment, charge or levy so long as the validity thereof shall be contested in good faith by appropriate proceedings, nor shall the Company be obligated hereunder to pay and discharge or cause to be paid and discharged any such tax, assessment, charge or levy if such property shall, in the opinion of the Company, no longer be advantageous to the Company in the conduct of its business, or if in the opinion of the Company, any such tax assessment or charge exceeds the value of such property on which it is levied, except where the failure to do so would not result in a Material Adverse Effect.

         (c) Pay or cause to be paid the principal of and interest on all Indebtedness heretofore or hereafter incurred or assumed by the Company, when and as the same shall become due and payable, unless such Indebtedness shall be renewed or extended, or unless such payment is not permitted under provisions subordinating such Indebtedness to the Notes by operation of agreement or law and not permit the occurrence of any act or omission which is or may be declared to be a default thereunder; provided, however, that the Company shall not be required to make any payment or to take any action by reason of the provisions of this subsection at any time while it shall be contesting in good faith its obligation to make such payment.

         (d) At all times keep proper books of record and account and consolidated financial statements of the Company, together with all appropriate notes and schedules that present fairly in all material respects the financial position and the results of operations of the Company, as at the dates and for the indicated periods in accordance with GAAP.

         (e) Continue to engage in the Principal Business.

         (f) After the date of the Disclosure Document, not permit through the Company's act or omission any material adverse change in or affecting the financial condition of the Company or any of its Subsidiaries or the earnings, management, or business prospects of the Company or any of its Subsidiaries, whether or not occurring in the ordinary course of business.

         7.2 COMPLIANCE WITH LAWS AND REGULATIONS; LICENSES AND PERMITS; NO VIOLATION. The Company shall, and shall cause each of its Subsidiaries, as applicable, to:

         (a) Conduct its business in compliance with all applicable federal, state and local laws, rules and regulations. including, without limitation, ERISA, OSHA, environmental laws, rules and regulations, and all federal laws, rules and regulations, except where the failure to do so would not result in a Material Adverse Effect.

         (b) Maintain in effect all certificates, licenses, permits or other authorities issued by federal, state or local regulatory authorities which may be required to conduct its business and retain possession of its properties except where the failure to do so will not result in a Material Adverse Effect.

         (c) Not be in violation of or default under any provision of its articles of incorporation, bylaws, or any of its agreements, leases, licenses, contracts, franchises, mortgages, permits, deeds of trust, indentures or other instruments or obligations to which it is a party or by which it or any of its properties is bound, except where the failure to do so would not result in a Material Adverse Effect.

         7.3 APPOINTMENT TO FILL A VACANCY IN OFFICE OF NOTE AGENT. The Company, whenever necessary to fill a vacancy in the office of the Note Agent, will appoint, in the manner provided in SECTION 10.7, a new Note Agent, so that there shall at times be a Note Agent hereunder; provided, however, that the Company shall not be deemed in Default hereunder during the pendency of any court proceeding to appoint a new Note Agent.

         7.4 FURTHER INSTRUMENTS AND ACTS. The Company will, upon receipt thereof from the Note Agent, execute and deliver such further instruments and do such acts as may reasonably be necessary or proper to carry out the purposes of this Agreement.

         7.5 PAYMENT OF NOTES. The Company shall pay the principal of and accrued interest on the Notes on the dates and in the manner provided in the Notes and this Agreement. The Company shall pay Interest (including post-petition interest in any proceeding under any bankruptcy law) on overdue principal at the default rate of interest stated on the Notes to the extent lawful; and it shall pay Interest (including post-petition interest in any proceeding under any bankruptcy law) on overdue installments of Interest (without regard to any applicable grace period) at the same rate to the extent lawful.

         7.6 COMPLIANCE CERTIFICATES AND ANNUAL REPORTS.

         (a) The Company shall deliver to the Note Agent, on the Issue Date, an Officers' Certificate stating that to the best of such Officer's knowledge the activities of the Company and its Subsidiaries the Company is in compliance with each and every covenant contained in this Agreement and is not in default in the performance or observance of any of the terms, provisions and conditions hereof and that to the best of such Officer's knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of, or Interest, if any, on the Notes would be prohibited or, if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto.

         (b) The Company shall, so long as any of the Notes are outstanding, deliver to the Note Agent forthwith upon any Officer becoming aware of any Default or Event of Default or default in the performance of any covenant, agreement or condition contained in this Agreement, an Officers' Certificate specifying such Default or Event of Default and what action the Company or any Subsidiary proposes to take with respect thereto.

         7.7 CORPORATE EXISTENCE. At its own cost and expense, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate existence of each Subsidiary in their respective jurisdictions of formation, and all rights (charter and statutory) and franchises of the Company and the Subsidiaries; provided, however, that the Company shall not be required to preserve the corporate existence of any Subsidiary, or any such right or franchise, if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous to the Company.

         7.8 WAIVER OF STAY, EXTENSION OR USURY LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim an interest arising under any Arizona usury law.

         7.9 MAINTENANCE OF PROPERTIES AND INSURANCE.

         (a) The Company shall cause all properties used or held for use in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments, and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, except where the failure to do so would not result in a Material Adverse Effect; provided further that nothing in this SECTION 7.9 shall prevent the Company from discontinuing the operation or maintenance of any such property, or disposing of it, if such discontinuance or disposal is, in the judgment of the Company, desirable in the conduct of its business.

         (b) The Company shall provide or cause to be provided, for itself and each of its Subsidiaries, insurance against loss or damage of the kinds that, in the reasonable, good faith opinion of the Company are adequate and appropriate for the conduct of the business of the Company and such Subsidiaries in a prudent manner, with reputable insurers or with the government of the United States or any agency or instrumentality thereof in such amounts, with such deductibles or retentions, and by such methods as shall be customary, in the reasonable, good faith opinion of the Company.

         7.10 SALE OF ASSETS; CONSOLIDATION; EQUITY; MERGER. The Company shall not (a) sell, transfer, or otherwise dispose of or grant a security interest in, or otherwise encumber any the Company's property for an amount or value that is less than the amount the Company reasonably believes to be a fair and equivalent value in return; or, (b) cease its operations, liquidate or dissolve.

         7.11 LIMITATION ON INCURRENCE OF ADDITIONAL INDEBTEDNESS.

         (a) The Company will not, and will not permit any of the Subsidiaries, directly or indirectly, to authorize, issue, incur, assume, guarantee, become liable, or otherwise become responsible for the payment of (collectively "incur") any Indebtedness, except as provided herein.

         (b) The Company shall not, directly or indirectly, create or permit to be created or allow to exist any Lien on any property now owned or hereafter acquired by the Company, except (i) if the Lien arises from an operating and/or capital lease that is for a sum not to exceed $50,000 per transaction; or (ii) if the obligation giving rise to the Lien, which Lien shall always be Subordinate Indebtedness, is obtained upon the written consent of the Note Agent and a Subordination Agreement is entered into between the Note Agent and the holder of the Subordinated Indebtedness acknowledging that the Notes are senior in right of payment and priority to the Subordinated Indebtedness.

         (c) If a lien arises from an acquisition transactions, whether through an asset purchase transaction and/or merger transaction, the Company may grant to the seller a security interest in and to the assets that are acquired from the seller to secure obligations or indebtedness to the seller, provided that the Company will not grant to the seller any security interests and/or liens in any of the Company's other property or assets not acquired from the seller in that transaction; provided further, that notice is given to the Note Agent and a Subordination Agreement is entered into between the Note Agent and the holder of the Subordinated Indebtedness acknowledging that the Notes are senior in right of payment and priority to the Subordinated Indebtedness.

         7.12 RESTRICTED PAYMENTS. The Company will not, and will not permit any of the Subsidiaries to, directly or indirectly, make any Restricted Payment without the prior written consent of the Note Agent.

         7.13 LIMITATIONS ON PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary to (i) pay dividends or make any other distributions on its Capital Stock, or any other interest or participation in or measured by its profits, owned by the Company or a Subsidiary, (ii) pay any Indebtedness owed to the Company or a Subsidiary of the Company, (iii) make loans or advances to the Company or a Subsidiary of the Company, or (iv) transfer any of its properties or assets to the Company or a Subsidiary of the Company.

         7.14 LOANS AND GUARANTIES. The Company shall not, directly or indirectly, (a) loan or advance money or assets to any other Person or invest in any other Person other than a Subsidiary; (b) loan or advance money to any officer or director of the Company in excess of $50,000 per loan or loan amounts in excess of an aggregate of $500,000; or (c) incur any obligation as surety or guarantor.

         7.15 ISSUANCE OF STOCK; CHANGE IN OWNERSHIP OR CONTROL. [Deleted and Reserved]

         7.16 PAYMENT ON OR MODIFICATION OF SUBORDINATED INDEBTEDNESS. The Company shall not, directly or indirectly, make or accelerate any payment under any Subordinated Indebtedness except regularly scheduled interest payments provided that no default has occurred with respect to the Subordinated Indebtedness, or amend, modify or supplement any provision of any Subordinated Indebtedness.

         7.17 LIMITATIONS ON PLEDGE OF CAPITAL STOCK OF COMPANY OR SUBSIDIARIES. The Company will not, and will not permit any of the Subsidiaries to, create, incur, assume or suffer to exist any Liens upon any of their respective Capital Stock.

                                   ARTICLE 8.
                                NOTEHOLDER'S LIST

         8.1 NOTEHOLDERS' LIST. The Company covenants and agrees that it and every obligor upon the Notes will furnish or cause to be furnished to the Note Agent at such times as the Note Agent may request in writing, within thirty (30) days after receipt by the Company of any such request, a list in such form as the Note Agent may reasonably require containing all information in the possessions or control of the Company as to the name and addresses of the Noteholders obtained (in the case of each list other than the first list) since the date as of which the next previous list was furnished. Any such list may be dated as of the date not more than fifteen (15) days prior to the time any information is furnished or caused to be furnished and need not include information received after such date.

         8.2 PRESERVATION AND DISCLOSURE OF LIST.

         (a) The Note Agent shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Noteholders (i) contained in the most recent list furnished to it as provided in
SECTION 8.1 and (ii) received by it thereunder.

         (b) The Note Agent may destroy any list furnished to it as provided in
SECTION 8.1 upon receipt of a new list as provided therein.

                                   ARTICLE 9.
       REMEDIES OF THE NOTE AGENT AND THE NOTEHOLDERS IN EVENT OF DEFAULT

         9.1 EVENTS OF DEFAULT. The occurrence of one or more of the following events shall constitute an Event of Default:

         (a) the Company shall fail to pay any installment of principal or Interest on any of the Notes when due and payable, whether upon the Maturity Date or otherwise pursuant to this Agreement or the Notes; or

         (b) the Company shall fail to comply with any material covenant or agreement, including those set forth in SECTION 4.2, on the part of the Company in the Notes or in this Agreement for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Note Agent; or

         (c) [Deleted and Reserved]; or

         (d) (i) the Company shall commence or consent to any case, proceeding or other action (1) under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors seeking reorganization, arrangement, adjustment, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets or the Company or any Subsidiary shall make a general assignment for the benefit of creditors or admit in writing that it is unable to pay its debts as they become due; or

         (ii) there shall be commenced against the Company, any such case, proceeding or other action referred to in SECTION 9.1(d)(i) that (1) results in the entry of an order for relief or any such adjudication or appointment, or (2) is not dismissed, discharged or stayed within sixty (60) days from the entry thereof; or

         (iii) there shall be awarded against the Company a writ of attachment, writ of execution, or similar attachment process against all or any part of the Company's assets which the Company shall not have set aside a reserve for the payment of such within thirty (30) days from the entry or have been vacated, discharged or stayed within thirty (30) days from the entry thereof; or

         (iv)     the Company shall have been dissolved or terminated;

         (v) any declared default of the Company under any Indebtedness that gives the holder thereof the right to accelerate such Indebtedness, and such Indebtedness is in fact accelerated by the holder; or

         (vi) the Company or any Subsidiary shall take any action authorizing or in furtherance of or indicating its consent to approval or acquiescence in any of the acts set forth above in this SECTION 9.1(d).

In each and every such Event of Default, unless the principal of all the Notes shall have already become due and payable, the Note Agent shall notify all of the Noteholders of the occurrence of an Event of Default, and upon the direction of the holders of more than 50% in aggregate principal amount of the Notes then outstanding, by notice in writing to the Company, the Note Agent shall declare the principal of and all accrued Interest on all the Notes to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Agreement or in the Notes contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Note Agent a sum sufficient to pay all Interest or principal that shall have become due otherwise than by acceleration and the reasonable expenses of the Note Agent, and any and all defaults under this Agreement, other than the nonpayment of principal of and accrued Interest on Notes that shall have become due by acceleration, shall have been remedied, then and in every such case the Holders of more than 50% in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Note Agent, may waive all Defaults and rescind and annul such declaration and its consequences; but no such waiver, rescission or annulment shall extend to or shall affect any subsequent Default or shall impair any right consequent thereon. In addition, upon each and every such Event of Default, the Company shall not (x) make any payment under any Subordinated Indebtedness; or (y) make a payment of any dividend or make any distribution in cash or property to the holders of the Company's preferred stock.

         9.2 PAYMENT OF NOTES ON DEFAULT; SUIT THEREFOR.

         (a) The Company covenants that (i) in case Default shall be made in the payment of any installment of Interest upon any of the Notes as and when the same shall become due and payable, or (ii) in case Default shall be made in the payment of the principal of any of the Notes as and when the same shall have become due and payable, whether at the Maturity Date or otherwise pursuant to this Agreement or the Notes, then the Company will pay to the Note Agent, for the benefit of the Noteholders, the whole amount that then shall have become due and payable on all such Notes for principal or Interest, or both, as the case may be, with Interest upon the overdue principal; and, in addition thereto, upon demand of the Note Agent, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including reasonable compensation to the Note Agent, its agents, attorneys and counsel, and any reasonable expenses or liability incurred by the Note Agent hereunder other than through its gross negligence or bad faith.

         (b) In case the Company shall fail forthwith to pay such amounts upon such demand and thirty (30) days written notice and failure to cure, the Note Agent, for itself as principal with respect to amounts due to it, and as agent of the Holders of the Notes then outstanding, shall notify the Noteholders of such failure, and upon request of the Holders of more than 50% in aggregate principal amount of the Notes then outstanding, shall institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company and collect in the manner provided by law out of the property of the Company, whenever situated, the moneys adjudged or decreed to be payable; provided, however, that the Note Agent shall have no obligation to institute or prosecute any actions or proceedings or to enforce any judgment or decree if the Note Agent reasonably believes it is prohibited from doing so by automatic stay or other similar provisions of the bankruptcy code or any other applicable law.

         (c) In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under the bankruptcy code or any other applicable law relative to the Company or such other obligor, its or their creditors or its or their property, or in case a receiver or trustee shall have been appointed for its or their property, the Note Agent, irrespective of whether the principal of the Notes shall be due and payable as therein expressed or by declaration or otherwise, and irrespective of whether the Note Agent shall have made any demand pursuant to the provisions of this SECTION 9.2, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and Interest owing and unpaid in respect of the Notes, and, in case of any judicial proceedings, to file such proofs as are advisable in order to have the claims of the Note Agent and of the Noteholders allowed in such judicial proceedings relative to the Company or any obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses except as a result of its gross negligence or bad faith; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Noteholders to make such payments to the Note Agent, and, in the event that the Note Agent shall consent to the making of such payments directly to the Noteholders, to pay to the Note Agent any amount due it for reasonable compensation and expenses, including reasonable counsel fees incurred by it up to the date of such distribution except as a result of its gross negligence or bad faith.

         (d) All rights of action and of asserting claims under this Agreement or under any of the Notes may be enforced by the Note Agent without the possession of any of the Notes, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Note Agent shall be brought by it as agent of the Holders of the Notes then outstanding, and any recovery of judgment shall be for the ratable benefit of the Noteholders.

         9.3 APPLICATION OF MONEYS COLLECTED BY NOTE AGENT. Any moneys collected by the Note Agent pursuant to SECTION 9.2 shall be applied in the following order of priority at the date or dates fixed by the Note Agent for the distribution of such moneys, upon presentation of the several Notes, and stamping thereon the payment if only partially paid and upon surrender thereof if fully paid:

         (a) First, to the payment of reasonable costs and expenses of collection incurred by the Note Agent, its agents, attorneys and counsel, and of all other reasonable expenses and liability incurred and all advances made by the Note Agent, except as a result of its gross negligence or bad faith.

         (b) Second, if the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of Interest on the Notes, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

         (c) Third, if the principal of the outstanding Notes shall have become due, whether at the Maturity Date or otherwise pursuant to this Agreement or the Notes, to the payment of the whole amount then owing and unpaid upon the Notes for principal and Interest, with interest on the overdue principal; such payment is to be first applied to the payment of unpaid Interest, then to payment and principal, without preference or priority of any Note over any other Note; and

         (d) Fourth, the payment of the remainder, if any, to the Company, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

         9.4 PROCEEDINGS BY NOTEHOLDERS.

         (a) No Noteholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceedings in equity or at law upon or under or with respect to this Agreement, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Noteholder previously shall have given to the Note Agent written notice of Default and of the continuance thereof, as herein before provided, and unless also the Holders of more than 50% in aggregate principal amount of the Notes then outstanding shall have made written request upon the Note Agent to institute such action, suit or proceedings as Note Agent and on behalf of the Holders of the Notes then outstanding, and shall have offered to the Note Agent such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Note Agent, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding in accordance with such written request as shall have been given to the Note Agent pursuant to SECTION 9.7; it being understood and intended, and being expressly covenanted by the taker and Holder of every Note with every other taker and Holder and the Note Agent, that no one or more Noteholders shall have any right in any manner whatsoever by virtue of this Agreement to affect, disrupt or prejudice the rights of any other Noteholders, or to obtain or seek to obtain priority over or in preference to any other such Noteholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Noteholders.

         (b) Notwithstanding any other provision in this Agreement, the right of any Noteholder to receive payment of the principal of and Interest on such Note on or after the respective Interest Payment Date or Maturity Date, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Noteholder.

         9.5 PROCEEDINGS BY NOTE AGENT. In case of any Event of Default hereunder, the Note Agent may, upon the direction of the Holders of more than 50% in aggregate principal amount of the Notes then outstanding, proceed to protect and enforce the rights vested in it by this Agreement by such appropriate judicial proceedings as the Note Agent shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Agreement, or to enforce any other legal or equitable right vested in the Note Agent by this Agreement or by law.

         9.6 REMEDIES CUMULATIVE AND CONTINUING. All powers and remedies given by this Article 9 to the Note Agent or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other power or remedy or of any other power, and, subject to the provisions of SECTION 9.4, every power and remedy given by this Article 9 or by law to the Note Agent or to the Noteholders may be exercised from time to time and as often as shall be deemed expedient by the Note Agent or by the Noteholders.

         9.7 DIRECTION OF PROCEEDINGS AND WAIVER OF DEFAULTS BY MAJORITY OF NOTEHOLDERS. The Holders of more than 50% in aggregate principal amount of the Notes then outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Note Agent or exercising any power conferred on the Note Agent; provided, however, that such direction shall not be otherwise than in accordance with law and the provisions of this Agreement, and the Note Agent, subject to the provisions of SECTION 10.1, shall have the right to decline to follow any such direction if the Note Agent in good faith shall, by an officer of the Note Agent, if the Note Agent is a corporation, determine that the proceeding so directed would be unjustly prejudicial to the Noteholders not taking part in such direction or would involve it in personal liability; and, provided further, that, subject to the provisions of SECTION 10.1, nothing contained in this Agreement shall impair the right of the Note Agent in its discretion to take any action deemed proper by the Note Agent and that is not inconsistent with such direction by the Noteholders. Prior to any declaration accelerating the maturity of the Notes, the Holders of more than 50% in aggregate principal amount of the Notes then outstanding may on behalf of all of the Noteholders waive any past Default or Event of Default hereunder and its consequences except a Default in the payment of Interest on, or the principal of, the Notes. Upon any such waiver the Company, the Note Agent and the Noteholders shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Whenever any Default or Event of Default hereunder shall have been waived as permitted by this SECTION 9.7, such Default or Event of Default shall for all purposes of the Notes and this Agreement be deemed to have been cured and to be not continuing.

         9.8 NOTICE OF DEFAULTS. The Note Agent shall, within sixty days after the occurrence of a Default, mail to all Noteholders, as the names and addresses of such Holders appear upon the registration books of the Company, notice of all Defaults known to the Note Agent, unless such defaults shall have been cured before the giving of such notice (the term "Defaults" for the purposes of this Section 9.8 being hereby defined to be the events specified in SECTION 9.1, not including any periods of grace provided for therein and irrespective of the giving of written notice provided for therein); provided, however, that, except in the case of Default in the payment of the principal of or Interest on any of the Notes, the Note Agent shall be protected in withholding such notice if the Note Agent determines in good faith that the withholding of such notice is in the interests of the Noteholders.

         9.9 UNDERTAKING TO PAY COSTS. All parties to this Agreement agree, and each Holder of a Note by his, her or its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Note Agent for any action taken or omitted by it as Note Agent, the filing by any party litigant in such suit of any undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorney's fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant.

         9.10 DEFAULT ON INDEBTEDNESS If any Indebtedness shall be declared due and payable upon the occurrence of a default with respect to any Indebtedness, then no amount shall be paid by the Company in respect to the Indebtedness, unless and until the principal of and interest on the Notes then outstanding shall be paid in full.

                                  ARTICLE 10.
                                   NOTE AGENT

         10.1 DUTIES AND LIABILITIES OF NOTE AGENT.

         (a) The Note Agent, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured), the Note Agent shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in its exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (b) No provision of this Agreement shall be construed to relieve the Note Agent from liability for its own gross negligence in acting or omitting to act, or its own willful misconduct, except that:

         (i) prior to the occurrence of an Event of Default which may have occurred:

                  (A) the duties and obligations of the Note Agent shall be determined solely by the express provisions of this Agreement, and the Note Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Note Agent; and

                  (B) in the absence of bad faith on the part of the Note Agent, the Note Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Note Agent and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Note Agent, the Note Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement;

         (ii) the Note Agent shall not be liable for any error of judgment made in good faith, unless it shall be proved that the Note Agent was grossly negligent in ascertaining the pertinent facts;

         (iii) the Note Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of more than 50% in aggregate principal amount of the Notes then outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Noteholders, or exercising any power conferred upon the Note Agent, under this Agreement; and

         (iv) none of the provisions of this Agreement shall require the Note Agent to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (c) Whether or not herein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Note Agent shall be subject to the provisions of this SECTION 10.1.

         10.2 RELIANCE ON DOCUMENTS, OPINIONS, ETC. Except as otherwise provided in SECTION 10.1:

         (a) the Note Agent may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, note, bond, debenture. or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) whenever in the administration of the provisions of this Agreement the Note Agent shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or bad faith on the part of the Note Agent, be deemed to be conclusively proved and established by a certificate signed by the Company and delivered to the Note Agent, and such certificate, in the absence of gross negligence or bad faith on the part of the Note Agent, shall be full warrant to the Note Agent for any action taken or omitted by it under the provisions of this Agreement upon the faith thereof;

         (c) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a certificate of the Company (unless other evidence in respect thereof be herein specifically prescribed);

         (d) the Note Agent may consult with legal counsel and any action taken in accordance with such opinion of counsel shall be made with full and complete authorization and protection hereunder if made in good faith and in reliance thereon;

         (e) the Note Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Agreement, unless such Noteholders shall have offered to the Note Agent reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing herein contained shall, however, relieve the Note Agent of the obligations, upon the occurrence of any Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

         (f) the Note Agent shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (g) prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default that may have occurred, the Note Agent shall not be bound to make any investigation into the facts or matters stated in the resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, note, bond, debenture, or other paper or document, unless requested in writing so to do by the Holders of more than 50% in aggregate principal amount of the Notes then outstanding; provided that if the payment within a reasonable time to the Note Agent of the costs. expenses or liabilities likely to be incurred by it in the making of such investigation is not, in the opinion of the Note Agent, reasonably assured to the Note Agent by the security afforded to it by the terms of this Agreement, the Note Agent may require reasonable indemnity against such expense or liability as a condition to so proceeding, the reasonable expense of every such examination shall be paid by the Company, or, if paid by the Note Agent, shall be repaid by the Company upon demand; and

         (h) the Note Agent may execute any of the rights or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys.

         10.3 NO RESPONSIBILITY FOR RECITALS; ETC. The recitals contained herein and in the Notes (except in the Note Agent's Certificate of Authentication) shall be taken as the statements of the Company and the Note Agent assumes no responsibility for the correctness of the same. The Note Agent makes no representations as to the validity or sufficiency of this Agreement or of the Notes. The Note Agent shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Note Agent in conformity with the provisions of this Agreement.

         10.4 MONEYS TO BE HELD IN TRUST. Subject to the provisions of Section 14.3, all moneys received by the Note Agent shall, until used or applied as herein provided, be held in trust for the purposes for which they are received.

         10.5 COMPENSATION OF NOTE AGENT. The Company shall pay the Note Agent a non-refundable set up fee of $5,000 on the Issue Date.

         10.6 EXPENSES OF NOTE AGENT. The Company shall reimburse the Note Agent upon its request for all reasonable expenses incurred by the Note Agent in the performance of Note Agent's obligations arising under the Agreement. The Company also shall indemnify the Note Agent for, and hold it harmless against, any loss, liability or expense incurred without gross negligence or bad faith on the part of the Note Agent and arising out of or in connection with the acceptance or administration of this agency, including the reasonable costs and expenses of defending itself against any claim of liability in the premises.

         10.7 RESIGNATION OR REMOVAL OF NOTE AGENT.

         (a) Subject to SECTION 10.8(a), the Note Agent may at any time resign by giving written notice of such resignation to the Company and by mailing notice thereof to the Noteholders at their addresses, as they shall appear on the registry books of the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Note Agent by written instrument, in duplicate, executed by the Company, one copy of which instrument shall be delivered to the resigning Note Agent and one copy to the successor Note Agent. If no successor Note Agent shall have been so appointed and have accepted appointment within sixty days after the publication of such notice of resignation, the resigning Note Agent may petition any court of competent jurisdiction for the appointment of a successor Note Agent, or any Noteholder who has been a bona fide Holder of a Note or Notes for at least six months may, subject to the provisions of SECTION 9.9, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Note Agent. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Note Agent.

         (b) In case at any time the Note Agent shall become incapable of acting, or in connection with the performance of its obligations hereunder shall have acted in bad faith, shall have been grossly negligent or shall have willfully breached this Agreement; or shall be adjudged a bankrupt or insolvent, or a receiver of the Note Agent or of its property shall be appointed, or any public officer shall take charge or control of the Note Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then in any such case the Company may remove the Note Agent and appoint a successor Note Agent by written instrument, in duplicate, executed by order of the Company, one copy of which instrument shall be delivered to the Note Agent so removed and one copy to the successor Note Agent, or, subject to the provisions of SECTION 9.9, any Noteholder who has been a bona fide Holder of a Note or Notes for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Note Agent and the appointment of a successor Note Agent. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Note Agent and appoint a successor Note Agent.

         (c) Except as expressly provided in SECTION 10.7(b), the Company shall have no right or power to remove Note Agent.

         (d) Any resignation or removal of the Note Agent and appointment of a successor Note Agent pursuant to any of the provisions of this SECTION 10.7 shall become effective upon acceptance of appointment by the successor Note Agent as provided in SECTION 10.8.

         10.8 ACCEPTANCE BY SUCCESSOR NOTE AGENT.

         (a) Any successor Note Agent appointed as provided in Section 10.7 shall execute, acknowledge and deliver to the Company and to its predecessor Note Agent an instrument accepting such appointment hereunder, and thereupon the resignation of the predecessor Note Agent shall become effective and such successor Note Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of his predecessor hereunder, with like effect as if originally named as Note Agent herein; but, nevertheless, on the written request of the Company or of the successor Note Agent, the Note Agent ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of SECTION 10.5, execute and deliver an instrument transferring to such successor Note Agent all the rights and powers of the Note Agent so ceasing to act. Upon request of any such successor Note Agent, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor all such rights and powers.

         (b) Upon acceptance of appointment by a successor Note Agent as provided in this SECTION 10.8, the Company shall mail notice of the succession of such Note Agent hereunder to the Noteholders at their addresses, as they shall appear on the registry books of the Company. If the Company fails to mail such notice within ten days after acceptance of appointment by the successor Note Agent, the successor Note Agent shall cause such notice to be mailed at the expense of the Company.

                                   ARTICLE 11.
               ACTS OF NOTEHOLDERS; EVIDENCE OF OWNERSHIP OF NOTES

         11.1 ACTS OF NOTEHOLDERS. Any action to be taken by Noteholders may be evidenced by one or more concurrent written instruments of similar tenor signed or executed by such Noteholders in person or by any agent appointed in writing. The fact and date of the execution by any person or any such instrument may be proved by acknowledgment before a notary public or other officer empowered to take acknowledgments, or by an affidavit of a witness to such execution.

         11.2 OWNERSHIP OF NOTES. Prior to due presentment of any Note for registration of transfer, the Company and the Note Agent may deem the person in whose name the Note shall be registered upon the books of the Company as the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or writing thereon by anyone other than the Note Agent), for the purpose of receiving payment of or on account of the principal of and Interest on such Note and for all other purposes, and neither the Company nor the Note Agent shall be affected by any notice to the contrary. Payment of the principal amount of or Interest on such Note shall be made only to or upon the order in writing of the registered owner thereof. All such payments shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Note.

         11.3 ACTION TAKEN BY THE NOTEHOLDERS. Any action taken by the Holders of more than 50% in aggregate principal amount of the Notes specified in this Agreement in connection with such action shall be conclusively binding upon the Company, the Note Agent and the Noteholders. Any action by any Noteholder shall bind all future Holders of the same Note in respect of anything done or suffered by the Company or the Note Agent in pursuance thereof.

                                  ARTICLE 12.
                               REGISTRATION RIGHTS

         12.1 REQUIRED REGISTRATION.

         (a) Following the date which is ninety (90) days following the Issue Date, the holders of Stock constituting at least fifty percent (50%) of the Registrable Securities then owned beneficially or of record by Purchasers and their permitted transferees may request the Company to register under the Securities Act all or any portion of the shares of Registrable Securities held by such requesting holder or holders for sale in the manner specified in such notice; provided, however, that the Company may, by notice to the requesting holders, delay such requested registration if the Company's Board of Directors determines in good faith that such registration at the time requested would have a material adverse effect upon the Company; provided, further, however, that the Company's ability to delay such registration shall be limited to durations of no longer than ninety (90) days and the Company shall not delay more than once during any twelve (12) month period. The Company shall not be obligated pursuant to this SECTION 12.1 to effectuate more than one (1) registration.

         (b) Following receipt of any notice pursuant to SECTION 12.1(a), the Company shall promptly notify all Purchasers and permitted transferees from whom such notice has not been received and, as soon thereafter as practicable, shall use its reasonable efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Registrable Securities specified in such notice (and in all notices received by the Company from other holders within twenty (20) days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the Company shall designate the managing underwriter of such offering, following consultation and subject to the approval of the Purchasers and permitted transferees from whom notice has been received, which approval shall not be unreasonably withheld or delayed. All sellers must participate in the underwriting. The Company's registration obligation hereunder shall be deemed satisfied only when a registration statement or statements covering all shares of Registrable Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

         (c) The Company shall be entitled to include in any registration statement referred to in this SECTION 12.1, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account and for the account of other selling stockholders, except as and to the extent that, in the reasonable opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would materially adversely affect the marketing of the Registrable Securities to be sold. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other shareholders, from the date of receipt of a notice from requesting holders pursuant to this SECTION 12.1 until the completion of the lesser of (i) the period of distribution of the shares of Registrable Securities registered thereby or (ii) 180 days from the effective date of the registration statement, unless the Registrable Securities shall be entitled to be included therein in accordance with SECTION 12.2 below.

         (d) The Company will use commercially reasonable efforts to maintain the effectiveness of any form used to register the shares pursuant to this
SECTION 12.1 for up to one hundred eighty (180) days or such earlier time as all of the Registrable Securities have been sold.

         12.2 INCIDENTAL REGISTRATION. If at any time prior to the two-year anniversary of the Issue Date the Company determines to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-8 or its then equivalent, or in connection with a Rule 145 transaction or Form S-4 or its equivalent, or another form not available for registering the Registrable Securities for sale to the public), each such time it will give prompt written notice to all holders of outstanding Registrable Securities of its intention so to do and of the proposed method of distribution of such securities. Upon the written request of any such holder, received by the Company within 20 days after the giving of any such notice by the Company, to include in the registration all or any part of the Registrable Securities, the Company will use all reasonable efforts to cause the Registrable Securities as to which registration shall have been so requested under this SECTION 12.2 to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent and under the conditions such registration is permitted under the Securities Act. In the event that any registration pursuant to this SECTION 12.2 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Registrable Securities to be included in such an underwriting may be reduced (pro rata among the requesting holders under this SECTION 12.2 based upon the number of shares of Registrable Securities owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that the inclusion of some or all of the Registrable Securities would adversely affect the marketing of the securities to be sold by the Company therein. Any such limitation shall be imposed in such manner so as to avoid any diminution in the number of shares the Company may register for sale by giving first priority for the shares to be registered for issuance and sale by the Company, by giving second priority for the shares to be registered pursuant to this SECTION 12.2, and by giving third priority for the shares to be registered for sale by any stockholder of the Company (including any Purchaser or permitted transferee) pursuant to the terms of any other agreement; provided, however, that no such limitation shall reduce the amount of securities of Purchasers or permitted transferees included in the registration below twenty percent (20%) of the total amount of securities included in such registration. Notwithstanding the foregoing provisions, the Company may, in its sole discretion, terminate or withdraw any registration statement referred to in this SECTION 12.2 without thereby incurring any liability to the holders of Registrable Securities.

         12.3 REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of SECTIONS 12.1 or 12.2 to use all reasonable efforts to effect the registration of any shares of Registrable Securities under the Securities Act, the Company will, at its cost and expense (including, without limitation, payment of the costs and expenses described in SECTION 12.4), as expeditiously as reasonably practicable:

         (a) prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement (which, in the case of an underwritten public offering, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use all reasonable efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

         (b) prepare and file as expeditiously as reasonably practicable and in any event within 90 days with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in SECTION 12.3(a) above and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

         (c) furnish to each seller of Registrable Securities and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

         (d) use all reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

         (e) use all reasonable efforts to list the Registrable Securities covered by such registration statement with Nasdaq or any securities exchange on which the Common Stock of the Company is then listed;

         (f) immediately notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The sellers of Registrable Securities agree upon receipt of such notice forthwith to cease making offers and sales of Registrable Securities pursuant to such registration statement or deliveries of the prospectus contained therein for any purpose until the Company has prepared and furnished such amendment or supplement to the prospectus as may be necessary so that, as thereafter delivered to purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

         (g) notify each seller of Registrable Securities under such registration statement of (i) the effectiveness of such registration statement,
(ii) the filing of any post-effective amendments to such registration statement, or (iii) the filing of a supplement to such registration statement;

         (h) if the distribution is an underwritten offering, at the request of any seller of Registrable Securities, use all reasonable efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion (dated such date) of counsel representing the Company for the purposes of such registration, addressed to the sellers and the underwriters, and in customary form; and (ii) a letter (dated such date) from the independent public accountants retained by the Company, addressed to the sellers and the underwriters and covering such matters with respect to such registration as such underwriters reasonably may request; and

         (i) make available for inspection upon reasonable notice during the Company's regular business hours by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all material financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers and directors to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

         For purposes of SECTIONS 12.3(a), 12.3(b) and 12.1(c), the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of (i) the sale of all Registrable Securities covered thereby or (ii) one hundred eighty (180) days after the effective date thereof, with reasonable extensions to be granted for suspensions thereof.

         In connection with each registration pursuant to SECTIONS 12.1 or 12.2 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

         12.4 EXPENSES. All expenses incurred by the Company in complying with SECTIONS 12.1 and 12.2, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, transfer taxes, fees of transfer agents and registrars, and the fees and disbursements of one counsel for the sellers of Registrable Securities but excluding any Selling Expenses, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities and the fees of more than one counsel are called "Selling Expenses."

         The Company will pay all Registration Expenses in connection with each registration statement under SECTIONS 12.1 or 12.2. The Company shall not, however, be required to pay for the Registration Expenses of any registration proceeding begun pursuant to SECTION 12.1, the request for which is subsequently withdrawn by the requesting holders of Registrable Securities, in which event the Registration Expenses shall be borne by the requesting holders of the Registrable Securities in proportion to the number of shares for which registration was requested. All Selling Expenses in connection with each registration statement under SECTIONS 12.1 or 12.2 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

         12.5 INFORMATION BY HOLDER. The holder or holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such holder or holders of Registrable Securities, the Registrable Securities held by them and the distribution proposed by such holder or holders of Registrable Securities as the Company may reasonably request in writing and as shall be required in connection with any registration (including any amendment to a registration statement or prospectus), qualification or compliance.

         12.6 Indemnification and Contribution.

         (a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to SECTIONS 12.1 or 12.2, the Company will indemnify and hold harmless each seller of such Registrable Securities thereunder, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such seller or underwriter within the meaning of SECTION 15 of the Securities Act, from and against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or under any other statute or at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violations of applicable law relating to such registration, and will pay the legal fees and other expenses of each such seller, each such underwriter and each such controlling person incurred by them in connection with investigating or defending any action, whether or not resulting in any liability, insofar as such loss, claim, damage, liability or action results from the foregoing; provided, however, that the Company will not be liable to a seller, underwriter or controlling person in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information furnished in writing by any such seller, any such underwriter or any such controlling person specifically for use in such registration statement or prospectus; and, provided, further, however, that the Company will not be liable to a holder in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue or alleged untrue statement or omission or an alleged omission made in any preliminary prospectus or final prospectus if (i) such holder failed to send or deliver a copy of the final prospectus or prospectus supplement with or prior to the delivery of written confirmation of the sale of the Registrable Securities, and (ii) the final prospectus or prospectus supplement would have corrected such untrue statement or omission.

         (b) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to SECTIONS 12.1 or 12.2, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will pay the legal fees and other expenses of the Company and each such officer, director, underwriter and controlling person incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and provided, further, however, that the liability of each seller hereunder shall be limited to the amount of net proceeds received by such seller in connection with such registration.

         (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to such indemnified party under this SECTION 12.6 except and only to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this SECTION 12.6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded (based on the advice of counsel) that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel as required by the local rules of such jurisdiction) at any time for all such indemnified parties.

         (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this SECTION 12.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this SECTION 12.6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this SECTION 12.6; then, and in each such case, the Company and each such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as may be reasonable taking into account such matters as (A) their relative fault as to the matters giving rise to such losses, claims, damages or liabilities and (B) their relative ability or opportunity to have avoided such losses, claims, damages or liabilities; provided, however, that, in any such case, no person or entity guilty of fraudulent misrepresentation (within the meaning of SECTION 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         (e) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

         (f) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

         12.7 CHANGES IN COMMON STOCK OR PREFERRED SHARES. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, then the registration rights granted by this SECTION 12 shall continue with respect to all of the Registrable Securities as though not changed.

         12.8 DAMAGES The Company recognizes and agrees that the holders of Registrable Securities will suffer irreparable harm and will not have an adequate remedy at law if the Company fails to comply with any provision of this
Article 12, and the Company expressly agrees that, in the event of such failure, the holders of Registrable Securities or any other person entitled to the benefits of this Article 12 shall be entitled to seek specific performance of any and all provisions hereof and may seek to enjoin the Company from continuing to commit any further breach of this Article 12.

                                  ARTICLE 13.
                           AMENDMENTS AND SUPPLEMENTS

         13.1 AMENDMENTS AND SUPPLEMENTS WITHOUT NOTEHOLDERS' CONSENT. This Agreement may be amended or supplemented at any time and from time to time, without the consent of Note Holders , by the written agreement of the Company and the Note Agent for the purpose of curing any ambiguity or curing, correcting or supplementing any defective provision of this Agreement in such manner as shall not be inconsistent with this Agreement and shall not materially adversely affect the Purchasers.

         13.2 AMENDMENTS WITH NOTEHOLDERS' CONSENT. This Agreement may be amended from time to time by a written amendment approved in writing by the Noteholders who hold more than 50% in aggregate principal amount of the Notes.

         13.3 NOTE AGENT AUTHORIZED TO JOIN AMENDMENTS; RELIANCE ON COUNSEL. The Note Agent is authorized to join in the execution and delivery of any amendment to this Agreement permitted by this SECTION 13 and in so doing shall be fully protected by an opinion of counsel that such amendment is so permitted and that all things necessary to make it a valid and binding agreement have been done.

                                  ARTICLE 14.
            SATISFACTION AND DISCHARGE OF AGREEMENT; UNCLAIMED MONIES

         14.1 DISCHARGE OF AGREEMENT. When the principal and Interest on all Notes issued hereunder have been paid, or provision has been made for payment of the same, together with all other sums payable hereunder by the Company, the right, title and interest of the Note Agent shall thereupon cease, and the Note Agent, on demand of the Company, shall release this Agreement and shall execute such documents to evidence such releases as may be reasonably required by the Company and shall turn over to the Company for and on account of the Company or such other person, body or authority as may be entitled to receive the same, all balances, if any, held by it, not required for the payment of the Notes and such other sums. Provision for the payment of the Notes shall be deemed to have been made upon the delivery to the Note Agent of cash and in amounts sufficient to make all payments specified above.

         14.2 DEPOSITED MONEYS TO BE HELD IN TRUST BY THE NOTE AGENT. Any moneys deposited with the Note Agent pursuant to SECTION 14.1 shall be held in trust and, subject to the provisions of SECTION 14.3, applied by it to the payment to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Note Agent of all sums due thereon for principal and Interest.

         14.3 UNCLAIMED MONEYS. Any moneys deposited with the Note Agent not applied but remaining unclaimed by the Noteholders for six years after the date upon which the principal and Interest on such Notes shall have become due and payable shall be repaid to the Company by the Note Agent on demand, or if held in trust by the Company may at the Company's option be released from such trust, and the Noteholder entitled to receive such payment shall thereafter look only to the Company, as the holder of a general claim, for the payment thereof.

                                  ARTICLE 15.
           NO REGISTRATION OF NOTES; RESTRICTIONS ON TRANSFERABILITY.

         The Notes and Stock issued pursuant hereto have not been registered under the Securities Act, and this Agreement has not been qualified under the Trust Indenture Act of 1939, as amended (the "INDENTURE ACT"), in reliance on exemptions from registration and qualification provided by the Securities Act and the Indenture Act, respectively. No Purchaser may sell, transfer, pledge or hypothecate all or any portion of his Note or Stock at any time in the absence of (1) a current and effective registration statement under the Securities Act and applicable state securities laws with respect to the Notes or the Stock or
(2) an opinion of counsel acceptable to the Company (obtained at the expense of the Purchaser) to the effect that such registration is not required. The Notes and the Stock shall bear a legend to the foregoing effect. The Company has no present intention of registering the Notes under the Securities Act or of qualifying this Agreement under the Indenture Act. In addition, none of the Notes may be transferred unless the Assignment Form attached to the Note (or such other form prescribed by the Company) is executed by the transferring Noteholder and the transferee and is duly notarized and delivered to the Company.

                                  ARTICLE 16.
                            MISCELLANEOUS PROVISIONS.

         16.1 PROVISIONS BINDING ON THE COMPANY'S SUCCESSORS. All the covenants, stipulations, promises and agreements in this Agreement contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

         16.2 ADDRESSES FOR NOTICE. Any notice or demand that by any provision of this Agreement is required or permitted to be given or served may be given or served by personal delivery or by being deposited in the U.S. mail, registered or certified mail, return receipt requested, postage prepaid, and addressed (until another address is filed by the intended recipient with the other party hereto):

       If to Note Agent:         Cerberus Financial, Inc.
                                 2999 North 44th Street, Suite 100
                                 Phoenix, Arizona 85018
                                 Attention: Thomas R. Hislop

       If to Company:            iLinc Communications, Inc.
                                 2999 North 44th Street, Suite 650
                                 Phoenix, Arizona 85018
                                 Attention: __________

         If to any Purchaser at such address as set forth in the Note Agent's records.

         16.3 REPRESENTATIONS AND WARRANTIES. [Intentionally Omitted].

         16.4 GOVERNING LAW. This Agreement and each Note shall be deemed to be a contract made under the laws of the State of Arizona and for all purposes shall be construed in accordance with and governed by the laws of such State without giving effect to its principles of conflicts of laws.

         16.5 EFFECT OF INVALIDITY OF PROVISIONS. In case any one or more of the provisions contained in this Agreement or in the Notes shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement or of such Notes, and this Agreement and such Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

         16.6 TABLE OF CONTENTS AND HEADINGS. The table of contents, titles and headings of the articles and sections of this Agreement have been inserted for convenience of reference only, are not to be considered to be a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         16.7 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of such counterparts shall constitute but one and the same instrument.

EXECUTED to be effective as of the date first set forth above.

COMPANY:                                 NOTE AGENT:

iLINC COMMUNICATIONS, INC.,              CERBERUS FINANCIAL, INC.,
a Delaware corporation                   an Arizona corporation

By:                                      By:
    -----------------------------------      -----------------------------------

Name: James M. Powers, Jr.               Name:
     ----------------------------------       ----------------------------------

Title: Chairman, President and CEO       Title:
       ---------------------------             ---------------------------------



PURCHASERS:


--------------------------------          -------------------------------------
[Printed Name]                            [Printed Name]


--------------------------------          -------------------------------------
[Signature]                               [Signature]


             [The Remainder of This Page Intentionally Left Blank.]

                                   SCHEDULE 1

-------------------------------------------------------------------------------
                             Number of Shares                Principal Amount
           Name              of Common Stock  Note Number        of Note
--------------------------- ----------------- ------------ --------------------

--------------------------- ----------------- ------------ --------------------

--------------------------- ----------------- ------------ --------------------

--------------------------- ----------------- ------------ --------------------

--------------------------- ----------------- ------------ --------------------

--------------------------- ----------------- ------------ --------------------

--------------------------- ----------------- ------------ --------------------

                                    EXHIBIT A
                                    ---------

                                  Form of Note

                              [CERTIFICATE NUMBER]

THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES ACT.("1933 ACT"). THIS NOTE HAS NOT BEEN ISSUED PURSUANT TO AN INDENTURE QUALIFIED UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED. THIS NOTE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, IN WHOLE OR IN PART, TO ANY PERSON IN THE ABSENCE OF: (1) A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO THIS NOTE OR (2) AN OPINION OF COUNSEL ACCEPTABLE TO iLINC COMMUNICATIONS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                           ILINC COMMUNICATIONS, INC.
                       10.0% SENIOR NOTE DUE JULY 15, 2007

[$________________]                                           [__________, 2004]

iLinc Communications, Inc., a Delaware corporation ("Company"), promises to pay to (the "Holder") or the Holder's registered assigns, the principal sum of _____________ Dollars ($_________) and to pay interest (computed on the basis of a 360-day year composed of 12 months of 30 days each) on the principal amount then outstanding from time to time remaining unpaid hereon, at the rate of ten percent (10.0%) per annum (the "Stated Rate") from the date hereof until the later of July 15, 2007 (the "MATURITY DATE") or the date upon which the principal, interest and all other Indebtedness evidenced hereby shall have been satisfied, with such interest payable quarterly on the fifteenth day of each January, April, July and October commencing July 15, 2004 and payable in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Upon an Event of Default, after notice and failure to cure, the Company shall pay interest, on overdue principal and (to the extent legally enforceable) on any overdue installment of interest, at the rate of the Stated Rate plus 5.0% per annum after maturity whether by acceleration or otherwise, until fully paid. If any amount of principal or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the next preceding Business Day.

All capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Note Agreement (as defined in the next paragraph).

This Note is one of the 10% Senior Notes due July 15, 2007 of the Company issued as a part of the Offering under and pursuant to the terms and provisions of the Unit Purchase and Agency Agreement dated March 19, 2004 ("Unit Agreement") entered into by the Company, the Note Agent , and the Purchasers. This Note, and the Holder hereof, is subject to the terms and conditions of the Unit Agreement, with all of such terms incorporated herein by this reference, and with each Holder entitled equally and ratably with the Holders of all other Notes outstanding under the Unit Agreement to all the benefits and subject to all of the obligations provided for thereby or referred to in the Unit Agreement.

                                   Exhibit A-1

THIS NOTE IS SENIOR AND WILL RANK IN PRIORITY IN RIGHT OF PAYMENT TO ALL INDEBTEDNESS OF THE COMPANY AS DEFINED IN THE UNIT AGREEMENT.

This Note may be declared due prior to the Maturity Date, upon the occurrence of an Event of Default, and on the terms and in the manner and amounts as provided in the Note Agreement.

This Note is subject to prepayment or redemption at the option of the Company prior to the expressed Maturity Date any time after July 15, 2005, and on the terms and conditions and in the amounts set forth in the Note Agreement.

Upon the occurrence of an Event of Default, the entire principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, at the election of the Holder, shall become immediately due and payable, without any notice to Company.

The Notes are issuable as registered Notes as set forth in the Note Agreement. In the manner and subject to the limitations provided in the Note Agreement, Notes are exchangeable for other Notes of any other Authorized Denomination or Denominations of an equal aggregate principal amount at the office of the Company maintained in Phoenix, Arizona at 2999 N. 44th Street, Suite 650, or at such other place as the Company may hereafter designate pursuant to the Note Agreement.

The transfer of this Note is registrable by the registered Holder hereof or by his attorney duly authorized in writing at the office of the Company in the manner and subject to the limitations provided in the Note Agreement and upon surrender of this Note. Upon any such registration of transfer, a new Note or Notes of Authorized Denominations for a like aggregate principal amount will be issued in exchange for this Note.

Prior to due presentment of this Note for registration of transfer, the Company and the Note Agent may deem the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon by anyone other than the Company or the Note Agent), for the purpose of receiving payment of or on account of the principal hereof and Interest hereon, and for all other purposes, and neither the Company nor the Note Agent shall be affected by any notice to the contrary. All such payments shall be valid and effectual to satisfy and discharge the liability upon this Note to the extent of the sum or sums so paid.

The Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by both an Officer of the Company and the Note Agent.

iLINC COMMUNICATIONS, INC.

By:
  ------------------------------------

Name:
     ---------------------------------

Title:
     ---------------------------------

Date:
    ----------------------------------

                                   Exhibit A-2

                   NOTE AGENT'S CERTIFICATE OF AUTHENTICATION

The undersigned Note Agent does hereby certify that this Note is one of a series of Notes described in the Note Agreement, and further that and the Holder hereof, is subject to the terms and conditions of the Note Agreement.

                                            CERBERUS FINANCIAL, INC., an Arizona
                                            Corporation

DATED:                                     By:
      ---------------- ---------              ---------------------------------
                                                  Name:
                                                       ------------------------
                                                  Title:
                                                         ----------------------

                                   Exhibit A-3

                                   ASSIGNMENT

I or we represent that we are the Holder of this Note with all right, title and interest and that we have not sold, assigned or otherwise transferred any interest in or to this Note. We hereby assign and transfer our right and title in and to this Note to:

-------------------------------------------------------------------------------
               Insert Social Security Number or Tax Identification
                              Number of Transferee

             (Print or type name, address and zip code of assignee)
-------------------------------------------------------------------------------


and do irrevocably appoint: ____________________________________________________
as agent to transfer this Note on the books for registration thereof.

Dated:
       --------------------

---------------------         -------------------------------------------------
Signature Guaranteed          Signature


                             Name:                          Title:
                                 -------------------------       --------------


---------------------         -------------------------------------------------
Signature Guaranteed          Signature


                             Name:                          Title:
                                 -------------------------       --------------


Notice: Signature(s) must be          Notice: The assignor's signature to this
guaranteed by an eligible             assignment must correspond with the name
guarantor institution                 as it appears upon the face of the Note
pursuant to Securities and            in every particular, without altercation
Exchange Commission Rule 17Ad-15.     or any change whatsoever.

                                   Exhibit A-4

                                    EXHIBIT B
                                    ---------

                        LIST OF SUBORDINATED INDEBTEDNESS


o A series of 41 Convertible Promissory Notes issued in a private placement offering in March of 2002 with an aggregate original principal amount of $5.625 million

o A series of promissory notes issued in a private placement offering in February 2004 with an aggregate original principal balance of $500,000 as follows:

         o        Note number NPA-1 with an original principal balance of
                  $140,000.00
         o        Note number NPA-2 with an original principal balance of
                  $135,000.00
         o        Note number NPA-3 with an original principal balance of
                  $25,000.00
         o        Note number NPA-4 with an original principal balance of
                  $100,000.00
         o        Note number NPA-5 with an original principal balance of
                  $14,000.00
         o        Note number NPA-6 with an original principal balance of
                  $86,000.00

o A series of promissory notes issued as part of a transaction with Learning-Edge in October 2001 with an aggregate original principal balance of $1,101,860.48 as follows:

         o        Note number 1 with an original principal balance of
                  $322,111.00
         o        Note number 1a with an original principal balance of
                  $161,055.50
         o        Note number 1b with an original principal balance of
                  $161,055.50
         o        Note number 2 with an original principal balance of
                  $248,919.48
         o        Note number 3 with an original principal balance of $36,104.00
         o        Note number 4 with an original principal balance of $76,097.00
         o        Note number 5 with an original principal balance of $26,450.00
         o        Note number 6 with an original principal balance of $5,951.00
         o        Note number 7 with an original principal balance of $9,919.00
         o        Note number 8 with an original principal balance of $47,057.00
         o        Note number 9 with an original principal balance of $7,141.00


                                    EXHIBIT B